UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 13, 2010
MidSouth Bancorp, Inc.
(Exact name of registrant as specified in its charter)
Louisiana	1-11826	72-1020809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
102 Versailles Boulevard, Lafayette, Louisiana		70501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 337-237-8343

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On July 13, 2010, MidSouth Bancorp, Inc. (“MidSouth”) announced the appointment of John Nichols as Executive Vice President and Chief Credit Officer and Carolyn Lay as Senior Vice President and Chief Retail Officer of MidSouth and its subsidiaries.  Nichols previously served as Senior Vice President and President of the West Louisiana Region.  Lay has served as interim Chief Retail Officer for the past year.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1  Press release dated July 13, 2010

99.2  Press release dated July 13, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2010
/s/   __________________________
James R. McLemore
Senior Executive Vice President and
Chief Financial Officer